UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	RHT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 31, 2019, Red Hat, Inc. (the “Company”) entered into an agreement with Eric Shander, EVP and Chief Financial Officer of the Company, to grant Mr. Shander a cash retention award (a “Retention Payment”) under a special bonus program created by the Company to assist in retaining key employees in the period through and after the closing (the “Closing Date”) of the transaction contemplated by the Agreement and Plan of Merger by and among International Business Machines Corporation, Socrates Acquisition Corp. and the Company, dated as of October 28, 2018. The grant of the award and the form of award agreement used for such grants was approved by the Compensation Committee of the Board of Directors of the Company. Mr. Shander is eligible to receive a Retention Payment in the amount of $4,000,000 that vests in two installments with the first installment of 50% of the Retention Payment vesting on the six-month anniversary of the Closing Date and the second installment of the remaining 50% of the Retention Payment vesting on the one-year anniversary of the Closing Date. In order to receive a Retention Payment installment, Mr. Shander must remain continuously employed by the Company or at an affiliate of the Company through the applicable vesting date. In the event that Mr. Shander is involuntarily terminated without Cause after the Closing Date and prior to payment in full of the Retention Payment, he will receive any unpaid portion of the Retention Payment. The foregoing description of the terms of the award agreement for the Retention Payment does not purport to be complete and is qualified in its entirety by the provisions of the form of cash retention agreement filed as Exhibit 99.3 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 21, 2019, and incorporated by reference herein.

Capitalized terms not defined in this 8-K are defined in the award agreement for the Retention Payment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2019	RED HAT, INC.

	By:	/s/ Thomas I. Savage
	Name:	Thomas I. Savage
	Title:	Assistant Secretary